PROSPECTUS SUPPLEMENT July 21, 2000*

IDS Life of New York Flexible Portfolio Annuity
S-6163 F (5/00)

The  following  information   supplements  the  information  contained  in  your
prospectus:

If you purchase your annuity between May 20, 2000 and December 29, 2000, you are eligible to participate in IDS Life of New York's Special Credit program. To participate, you must make total "net purchase payments" of at least $100,000 to your new annuity at any time during the program period of May 20, 2000 through December 29, 2000. "Net purchase payments" equal purchase payments you make minus any "surrenders" before the date we apply the Special Credit amount to your annuity. "Surrenders" include amounts you can surrender without a surrender charge, such as earnings. "Net purchase payments" do not include amounts transferred, exchanged or rolled over from other IDS Life of New York annuities or life insurance policies. The Special Credit amount is:

Total net purchase payments:        Special Credit amount:
----------------------------------- -----------------------------------------

$100,000 - $499,999                 1% of total net purchase payments
----------------------------------- -----------------------------------------

$500,000 or more                    $5,000
----------------------------------- -----------------------------------------

We will apply the Special Credit amount to the fixed account of your annuity on May 18, 2001 if your annuity is still in force. We will apply the Special Credit amount even if death benefits become payable or you apply your annuity contract value to an annuity payout plan on or before May 18, 2001. We will send you a confirmation when we apply the Special Credit amount to your annuity.



S-6163-11 A (07/00)
*Valid until December 29, 2000